FINANCIAL INSTRUMENTS	6 Months Ended
Jun. 30, 2025
Derivative Instruments and Hedging Activities Disclosure [Abstract]
FINANCIAL INSTRUMENTS	FINANCIAL INSTRUMENTS

Interest rate risk management

In certain situations, we may enter into financial instruments to reduce the risk associated with fluctuations in interest rates. We have entered into swaps that convert floating rate interest obligations to fixed rates, which, from an economic perspective, hedge our interest rate exposure. We do not hold or issue instruments for speculative or trading purposes. The counterparties to such contracts are major banking and financial institutions. Credit risk exists to the extent that the counterparties are unable to perform under the contracts; however we do not anticipate non-performance by any counterparties.

We manage our debt portfolio with interest rate swap agreements in U.S. dollars to achieve an overall desired position of fixed and floating interest rates. The following table summarizes the terms of interest rate swaps effective as of June 30, 2025:

Instrument (in thousands of $)	Notional amount (1)	Maturity Dates	Fixed Interest Rates
Interest rate swaps:
Receiving Floating, pay fixed	580,545	Feb-2027 to May-2029	2.69% to 3.99%

(i) The notional amount presented above reflects interest rate swaps effective as of June 30, 2025 and increases to $928.8 million when interest rate swaps that have been entered into but are not yet effective are considered.
Fair values of financial instruments

We recognize our fair value estimates using a fair value hierarchy based on the inputs used to measure fair value. The fair value hierarchy has three levels based on reliability of inputs used to determine fair value as follows:

Level 1: Quoted market prices in active markets for identical assets and liabilities.
Level 2: Observable market-based inputs or unobservable inputs that are corroborated by market data.
Level 3: Unobservable inputs that are not corroborated by market data.

There have been no transfers between different levels in the fair value hierarchy during the six month period ended June 30, 2025.

The carrying value and estimated fair value of our financial instruments were as follows:

		June 30, 2025		December 31, 2024
(in thousands of $)	Fair value hierarchy	Carrying value	Fair value	Carrying value	Fair value
Non-derivatives:
Cash and cash equivalents(1)	Level 1	109,206	109,206	165,274	165,274
Restricted cash	Level 1	502	502	446	446
Trade accounts and other receivables(2)	Level 1	2,917	2,917	1,838	1,838
Trade accounts payable(2)	Level 1	(8,463)	(8,463)	(19,608)	(19,608)
EU ETS obligation(3)	Level 1	(3,606)	(3,606)	(2,313)	(2,313)
Current portion of long-term debt and short-term debt (4) (5)	Level 2	(79,255)	(79,255)	(143,328)	(143,328)
Long-term debt (5)	Level 2	(1,321,803)	(1,321,803)	(1,178,361)	(1,178,361)
Derivatives:
Interest rate swap assets (6)	Level 2	2,140	2,140	7,676	7,676
Interest rate swap liabilities (6)	Level 2	3,285	3,285	—	—

(1) The carrying value of cash and cash equivalents, which are highly liquid, is a reasonable estimate of fair value.

(2) The carrying values of trade accounts receivable and other receivables and trade accounts payable approximate fair values because of the near term maturity of these instruments.

(3) As part of the EU ETS requirements for the period ended June 30, 2025 and year ended December 31, 2024, the Company recorded an obligation related to EU ETS which was included as part of "Other current liabilities" and "Other non-current liabilities". The fair value of the obligation is estimated using the fair market value of an EUA that is traded on a regulated energy exchange.

(4) The carrying amounts of the current portion of long-term debt and short-term debt approximate fair values because of the near-term maturity of these instruments.

(5) Our debt obligations are recorded at amortized cost in the unaudited condensed consolidated balance sheets. The amounts presented in the table above, are gross of the deferred charges amounting to $15.7 million as of June 30, 2025 (December 31, 2024: $15.8 million).

(6) Derivative assets are presented within other non-current assets and derivative liabilities are presented within other current liabilities on the unaudited condensed consolidated balance sheets.
The following methods and assumptions were used to estimate the fair value of each class of financial instrument:

•The estimated fair value for floating long-term debt is considered to be equal to the carrying value since it bears variable interest rates, which are adjusted on a quarterly basis.

•The fair value of our derivative instruments is the estimated amount that we would receive or pay to terminate the agreements at the reporting date, taking into account current interest rates, foreign exchange rates, and our credit worthiness and of our swap counterparty. The mark-to-market gain or loss on our interest rate swaps are not designated as hedges for accounting purposes for the period and are reported within the statement of operations caption "Gains/(Losses) on derivative instruments”.

•The credit exposure of interest rate swap agreements is represented by the fair value of contracts with a positive fair value at the end of each period, reduced by the effects of master netting agreements. It is our policy to enter into master netting agreements with the counterparties to derivative financial instrument contracts, which give us the legal right to discharge all or a portion of amounts owed to that counterparty by offsetting them against amounts that the counterparty owes to us.

Foreign currency risk

The majority of our Vessels' gross earnings are receivable in U.S. dollars. The majority of our transactions, assets and liabilities are denominated in U.S. dollars, our functional currency. However, we incur certain expenditure in other currencies, primarily Norwegian Kroner, Euros, British Pounds and Malaysian Ringgits. There is a risk that currency fluctuations will have a negative effect on the value of our cash flows.

Concentration of risk

There is a concentration of credit risk with respect to cash and cash equivalents and restricted cash to the extent that substantially all of the amounts are deposited with either Nordea Bank of Finland PLC, DNB ASA, Danske Bank A/S, SMBC, Credit Agricole and Citibank. However, we believe this risk is remote, as they are established and reputable establishments with no prior history of default.